Share-Based Compensation	12 Months Ended
Sep. 30, 2024
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

19. SHARE-BASED COMPENSATION

EZGO Technologies Ltd. Incentive Plan (the “EZGO 2022 Plan”)

On August 6, 2022, the board of directors of EZGO approved the EZGO 2022 Plan. On August 8, 2022, 25,000 restricted shares with service condition were granted to management and external consultants under the EZGO 2022 plan, out of which, 13,000 restricted shares vested immediately. 8,250 restricted shares shall vest evenly by month between the grant date and the 1st anniversary of grant date, and 3,750 restricted shares shall vest evenly by month between the grant date and the 2nd anniversary of grant date.

On January 13 and March 1, 2023, 25,000 and 4,473 restricted shares with service condition were granted to external consultants, respectively, which would fully vest in six months after grant date but subject to a 12-month service condition.

The estimated FV of restricted shares granted was the closing price of the Company’s ordinary shares traded in the Stock Exchange on grant date.

A summary of activities of the restricted shares for the years ended September 30, 2022, 2023 and 2024 is as follow:

	Number of nonvested restricted shares*	Weighted average FV per ordinary share on the grant date
Unvested as of September 30, 2022	10,313	0.75
Granted	29,473	1.13
Vested	(38,223)	1.04
Unvested as of September 30, 2023	1,563	0.75
Granted	-
Vested	(1,563)	0.75
Unvested as of September 30, 2024	-

*	All shares’ data in the note are presented on a retrospective to reflect the 40 to 1 reverse share split.

Share-based compensation expenses of $440,625, $1,260,339 and $379,487 were recognized in relation to the restricted shares for the years ended September 30, 2022, 2023 and 2024, which were all allocated to general and administrative expenses.